Global MegaTrends Fund (MEGAX)

Summary Prospectus

Investor Class Shares  May 1, 2010

Before you invest, you may want to review the fund's prospectus, which contains information about the fund and its risks. The fund's prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this summary prospectus. You can find the fund's prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS or by sending an e-mail request to shsvc@usfunds.com.

INVESTMENT OBJECTIVE

The Global MegaTrends Fund's primary objective is to seek long-term capital appreciation and its secondary objective is earning income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.00%
Distribution and/or service (12b-1) fees	0.25%
Other expenses (a)	1.15%
Total annual fund operating expenses	2.40%

(a)  Other expenses have been restated as if the custodian fee that went into effect on July 1, 2009, was in effect the entire period.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$253	$758	$1,290	$2,746	$243	$748	$1,280	$2,736

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 100% for the fiscal year ended December 31, 2009.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting securities for the Global MegaTrends Fund, the Adviser makes "top down" market allocations by identifying significant long-term "megatrends" in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.

The Adviser's "bottom up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity related securities of companies of all sizes from all areas of the world. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including where the company's principal operations are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•  Value Risk. The Adviser's determination that a stock is undervalued is subjective. The market may not agree and the stock's price may not rise to what the Adviser believes is its full value.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

On October 1, 2007, the Adviser took over the day-to-day management of the fund from the previous subadviser, and on November 27, 2002, the investment strategy was changed to its current focus. Consequently, prior period performance may have been different.

Annual Total Returns (as of December 31 each year)

Best quarter shown in the bar chart above: 26.76% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (26.59)% in the third quarter of 2008.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Global MegaTrends Fund Return Before Taxes	30.15%	(0.06)%	1.01%
Return After Taxes on Distributions	30.17%	(0.56)%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	19.74%	0.29%	0.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	25.28%	8.59%	N/A

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Romeo Dator, Mr. John Derrick and Mr. Jack Dzierwa. Mr. Holmes has served as Chief Executive Officer of the fund since 1996 and Chief Investment Officer of the fund since 1999. Mr. Derrick has served as a portfolio manager of the fund since 1999, Mr. Dator has served as a portfolio manager of the fund since 2002, and Mr. Dzierwa has served as a portfolio manager of the fund since 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 781234, San Antonio, Texas 78278-1234, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THIS SPACE INTENTIONALLY LEFT BLANK

U.S. Global Investors, Inc.

P.O. Box 781234

San Antonio, TX 78278-1234

Global MegaTrends Fund (MEGAX)